UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 15, 2024

MONDELĒZ INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	1-16483 (Commission File Number)	52-2284372 (I.R.S. Employer Identification No.)
905 West Fulton Market, Suite 200, Chicago, Illinois 60607
(Address of principal executive offices, including zip code)
(847) 943-4000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, no par value	MDLZ	The Nasdaq Global Select Market
1.625% Notes due 2027	MDLZ27	The Nasdaq Stock Market LLC
0.250% Notes due 2028	MDLZ28	The Nasdaq Stock Market LLC
0.750% Notes due 2033	MDLZ33	The Nasdaq Stock Market LLC
2.375% Notes due 2035	MDLZ35	The Nasdaq Stock Market LLC
4.500% Notes due 2035	MDLZ35A	The Nasdaq Stock Market LLC
1.375% Notes due 2041	MDLZ41	The Nasdaq Stock Market LLC
3.875% Notes due 2045	MDLZ45	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.
On February 15, 2024, we announced and priced an offering (the “Notes Offering”) of senior notes due 2029 (the “Notes”).
In connection with the Notes Offering, on February 15, 2024, we entered into a Terms Agreement in respect of the Notes (the “Terms Agreement”) with BBVA Securities Inc., J.P. Morgan Securities LLC, Mizuho Securities USA LLC, and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which we agreed to issue and sell the Notes to the Underwriters. The provisions of an Amended and Restated Underwriting Agreement dated as of February 28, 2011 (the “Underwriting Agreement”) are incorporated by reference into the Terms Agreement. A copy of the Underwriting Agreement is filed as Exhibit 1.1 and a copy of the Terms Agreement is filed as Exhibit 1.2 to this Current Report.
On February 20, 2024, we issued an aggregate principal amount of $550 million of the Notes. The Notes were issued pursuant to an Indenture, dated as of March 6, 2015 (the “Indenture”), by and between us and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), as supplemented and modified by the Supplemental Indenture No. 1, dated as of February 13, 2019, by and between us and the Trustee (to change the notice period for redemptions of the notes and future note offerings), and the Supplemental Indenture No. 2, dated as of April 13, 2020, by and between us and the Trustee (to allow for electronic execution, authentication, delivery and dating of documents under the Indenture), and as further supplemented and modified in respect of the Notes by an officers’ certificate under Section 301 of the Indenture, dated as of February 20, 2024 (the “301 Certificate”). We filed with the Securities and Exchange Commission (the “SEC”) the Indenture together with our Registration Statement (as defined below) on February 28, 2020.
We have filed with the SEC a Prospectus, dated as of February 27, 2023, and a Prospectus Supplement for the Notes, dated as of February 15, 2024, each of which forms a part of our Registration Statement on Form S-3 (Registration No. 333-270063) (the “Registration Statement”) in connection with the offering of the Notes. We are filing the items listed below as exhibits to this Current Report for the purpose of incorporating them as exhibits to the Registration Statement.
Item 9.01.    Financial Statements and Exhibits.
(d)    The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit Number	Description
1.1
Amended and Restated Underwriting Agreement, dated February 28, 2011 (incorporated by reference to Exhibit 1.1 to Kraft Foods Inc.’s Registration Statement on Form S-3 filed with the SEC on February 28, 2011).

1.2
Terms Agreement for Notes, dated as of February 15, 2024, among Mondelēz International, Inc. and BBVA Securities Inc., J.P. Morgan Securities LLC, Mizuho Securities USA LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1	Indenture (incorporated by reference to Exhibit 4.4 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2016, filed with the SEC on February 24, 2017).
4.2
Supplemental Indenture No. 1, dated February 13, 2019, between Mondelēz International, Inc. and Deutsche Bank Trust Company Americas (incorporated by reference to Exhibit 4.2 to the Registrant’s Current Report on Form 8-K dated February 13, 2019, filed with the SEC on February 13, 2019).

4.3
Supplemental Indenture No. 2, dated April 13, 2020, between Mondelēz International, Inc. and Deutsche Bank Trust Company Americas (incorporated by reference to Exhibit 4.3 to the Registrant’s Current Report on Form 8-K dated April 13, 2020, filed with the SEC on April 13, 2020).

4.4	301 Certificate.
4.5	Specimen of Notes (included in the 301 Certificate filed as Exhibit 4.4 hereto).
5.1	Opinion of Gibson, Dunn & Crutcher LLP, dated February 20, 2024.
5.2	Opinion of Hunton Andrews Kurth LLP, dated February 20, 2024.
23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1 hereto).
23.2	Consent of Hunton Andrews Kurth LLP (included in Exhibit 5.2 hereto).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONDELĒZ INTERNATIONAL, INC.

By:	/s/ Laura Stein
	Name:	Laura Stein
	Title:	Executive Vice President, Corporate & Legal Affairs, General Counsel and Corporate Secretary
Date: February 20, 2024